SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant toss.240.14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ } Check  box  if  any  part  of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

NORWOOD [LOGO]
--------------------------------------------------------------------------------
FINANCIAL CORP.   717 MAIN STREET o HONESDALE, PENNSYLVANIA 18431 o 570-253-1455










March 22, 2006

Dear Stockholder:

     On behalf of the Board of Directors and management of Norwood Financial Corp. (the "Company"), I invite you to attend the 2006 Annual Meeting of Stockholders of the Company to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 25, 2006, at 11:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Beard Miller Company LLP, our independent accountants, will be present to respond to stockholder questions.

     You will be asked to elect two directors, to approve the Norwood Financial Corp. 2006 Stock Option Plan, and to ratify the appointment of Beard Miller Company LLP as the Company's independent accountants for the fiscal year ending December 31, 2006. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

     Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy Card. Also, you may vote in person at the meeting if you so choose. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                        Sincerely,

                                        /s/ William W. Davis, Jr.

                                        William W. Davis, Jr.
                                        President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2006
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Norwood Financial Corp. (the "Company"), will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 25, 2006, at 11:00 a.m., local time, for the following purposes:

         1.       To elect two directors of the Company;

         2.       To approve the Norwood Financial Corp. 2006 Stock Option Plan;
                  and

         3. To ratify the appointment of Beard Miller Company LLP as independent accountants of the Company for the fiscal year ending December 31, 2006;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 17, 2006, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2005 is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS CAN VOTE BY WRITTEN PROXY CARD. ALSO, YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ John E. Marshall

                                      JOHN E. MARSHALL
                                      SECRETARY


Honesdale, Pennsylvania
March 22, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. IF YOU ARE VOTING BY WRITTEN PROXY CARD, A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement and the accompanying proxy card are being mailed to stockholders of Norwood Financial Corp. (the "Company") commencing on or about March 22, 2006 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the Company's 2006 annual meeting of stockholders (the "Annual Meeting") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 25, 2006, at 11:00 a.m., local time, or at any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted: (a) FOR the election as directors of the nominees named in Proposal 1; (b) FOR Proposal 2 (approval of 2006 Stock Option Plan); (c) FOR Proposal 3 (ratification of independent public accountants); and (d) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Your proxy may be revoked at any time prior to being voted by:
(i) filing with the Secretary of the Company (John E. Marshall, at 717 Main Street, Honesdale, Pennsylvania 18431) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                       VOTING SECURITIES AND VOTE REQUIRED
--------------------------------------------------------------------------------

     The Board of Directors has fixed the close of business on March 17, 2006 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 2,677,426 shares of the Company's common stock, $.10 par value (the "Common Stock"), outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share held.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary for a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, as set forth in Proposal 1, the form of proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for any or all of the nominees being proposed. Directors are elected by a plurality of votes cast, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

     As to the approval of the 2006 Stock Option Plan (Proposal 2), a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Proposal 2 shall be determined by a majority of the votes cast (in person or by proxy) at the Annual Meeting. Broker Non-Votes and proxies marked "ABSTAIN" will have no impact on the outcome of the voting on Proposal 2.

     As to the ratification of the independent accountants, which is submitted as Proposal 3, a stockholder may either: (i) vote "FOR" the Proposal 3; (ii) vote "AGAINST" Proposal 3; or (iii) "ABSTAIN" with respect to Proposal 3. Unless otherwise required by law, Proposal 3 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock.

NAME AND ADDRESS                                AMOUNT AND NATURE OF                       PERCENT OF
OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                COMMON STOCK OUTSTANDING
-------------------                             --------------------                ------------------------

Wayne Bank Trust Department                          182,799(1)                               6.8%
717 Main Street
Honesdale, Pennsylvania  18431

______________
(1) The Wayne Bank Trust Department has sole voting and dispositive power with respect to 182,799 shares. Excludes 224,835 shares held in six trusts for which the Bank acts as trustee but as to which it does not have voting power. The shares for which the Wayne Bank Trust Department has sole voting power are expected to be voted for the election of the nominees listed under Proposal 1, for the approval of the 2006 Stock Option Plan (Proposal 2) and for the ratification of accountants (Proposal 3).

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Under Section 16(a) of the Exchange Act, the Company's directors and executive officers and persons beneficially owning more than 10% of the Common Stock are required to file reports of beneficial ownership and changes in beneficial ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2005 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight members, each of whom also serves as a director of the Company's principal subsidiary, Wayne Bank (the "Bank"). The Company's Articles of Incorporation provide that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

     William W. Davis, Jr. and John E. Marshall have been nominated by the Board of Directors for terms of three years each. Messrs. Davis and Marshall currently serve as directors of the Company.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

     The following table sets forth the names, ages, positions with the Company, terms of, and length of board service for each of the persons nominated for election as directors of the Company at the Annual Meeting, each other director of the Company who will continue to serve as director after the Annual Meeting and each executive officer. The Board of Directors has determined that each director other than William W. Davis, Jr. is independent within the meaning of the rules of The Nasdaq Stock Market. Beneficial ownership of the executive officers and directors of the Company as a group, is also set forth below.

                                                                                                    COMMON STOCK
                                                            YEAR FIRST        CURRENT               BENEFICIALLY
                                                            ELECTED OR         TERM                  OWNED AS OF           PERCENT
NAME AND POSITION                   AGE(1)                 APPOINTED(2)       EXPIRES                RECORD DATE(3)        OF CLASS
-----------------                   ------               ----------------   ------------            --------------         --------

                                            BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009

William W. Davis, Jr.                 61                       1996             2006                      68,367              2.5%
Director, President and
Chief Executive Officer

John E. Marshall                      68                       1983             2006                      24,853 (4)            *
Director and Secretary
to the Board

                                                  DIRECTORS CONTINUING IN OFFICE

Russell L. Ridd                       76                       1980             2007                      88,751 (4)           3.2
Director and
Chairman of the Board

Richard L. Snyder                     65                       2000             2007                       6,143                 *
Director

Ralph A. Matergia                     56                       2004             2007                       1,441                 *
Director

Daniel J. O'Neill                     68                       1985             2008                       9,464                 *
Director

Dr. Kenneth A. Phillips               55                       1988             2008                       4,865                 *
Director

Gary P. Rickard                       64                       1978             2008                      27,544               1.0
Director

                                             EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Lewis J. Critelli                     46                         na               na                      44,250               1.6
Executive Vice President
and Chief Financial Officer

Edward C. Kasper                      58                         na               na                      33,180               1.2
Senior Vice President

Joseph A. Kneller                     59                         na               na                       9,121                 *
Senior Vice President

John H. Sanders                       48                         na               na                      18,587                 *
Senior Vice President

All executive officers and
directors as a group
  (12 persons)                                                                                           336,566              12.1%

___________
*    Less than 1% of the Common Stock outstanding.
(1)  As of December 31, 2005.
(2)  Refers to the year the individual first became a director of the Company or the Bank.
                                                                            (footnotes continued on following page)

                                        4

(3) Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: William W. Davis, Jr. - 29,293, John E. Marshall - 393, Gary P. Rickard - 0, Russell L. Ridd - 0, Richard L. Snyder - 2,643, Daniel J. O'Neill - 3,393, Dr. Kenneth A. Phillips - 2,643, Ralph A. Matergia - 0, Lewis J. Critelli - 30,750, Edward
     C. Kasper - 22,250, Joseph A. Kneller - 3,000 and John H. Sanders - 12,000.
(4) Excludes 13,636 shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan ("ESOP") for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustees in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.

BIOGRAPHICAL INFORMATION

     The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise stated, all directors, nominees, and executive officers have held their present positions for five years.

NOMINEES FOR DIRECTOR:

     WILLIAM W. DAVIS, JR. is President and Chief Executive Officer of the Company and the Bank.

     JOHN E. MARSHALL is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                  VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES

CONTINUING DIRECTORS:

     RUSSELL L. RIDD is Chairman of the Board. Mr. Ridd retired as the President and Chief Executive Officer of the Bank in May 1993.

     RICHARD L. SNYDER is a retired executive and certified public accountant. He served in a number of executive positions with Pricewaterhouse Coopers LLP, Bell Equipment/Alcom Combustion Company, and most recently with Phillip Morris Companies, Inc.

     RALPH A. MATERGIA is a founding partner of the law firm of Matergia and Dunn in Stroudsburg, Pennsylvania with which he has practiced for over 25 years. He has served as the Solicitor for the Borough of Stroudsburg since 1979 and as Solicitor for the Monroe County Treasurer for over 25 years.

     DANIEL J. O'NEILL is an Adjunct Professor at Wilkes University, the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania, and Commander 28th Infantry Division (Retired).

     DR. KENNETH A. PHILLIPS is an optometrist in Waymart, Pennsylvania.

     GARY P. RICKARD is a partner of Clearfield Farms, Honesdale, Pennsylvania, a dairy farm.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     LEWIS J. CRITELLI is Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to December 1998, Mr. Critelli has served in a variety of capacities with the Company and the Bank.

     EDWARD C. KASPER is Senior Vice President of the Company and Senior Vice President and head of Corporate Banking for the Bank.

     JOSEPH A. KNELLER is Senior Vice President of the Company and Senior Vice President - Information Systems of the Bank. Prior to December 1998, Mr. Kneller served as Vice President of the Bank.

     JOHN H. SANDERS is Senior Vice President of the Company and Senior Vice President and head of Retail Banking for the Bank.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 2005, the Board of Directors of the Company held six regular meetings and the Board of Directors of the Bank held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 2005.

     The Compensation Committee consists of Directors Ridd and Marshall. This standing committee met once during the fiscal year ended December 31, 2005 to review the compensation of the chief executive officer and other executive officers. The members of the Compensation Committee are independent in accordance with the listing requirements of The Nasdaq Stock Market.

     The Audit Committee is comprised of Directors Snyder, Phillips, Matergia and Marshall. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for The Nasdaq Stock Market. The Board of Directors has adopted a written audit charter. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Audit Committee also meets with the Company's independent auditors to discuss the results of the annual audit and any related matters.

     In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met four times during the fiscal year ended December 31, 2005.

     The Board of Directors has determined that Richard L. Snyder, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Snyder is independent as that term is used in item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act.

     REPORT OF THE AUDIT COMMITTEE. For the fiscal year ended December 31, 2005, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the Company's independent auditor, Beard Miller Company LLP, all matters required to be discussed under Statement on Auditing Standards No. 61; and (iii) received Beard Miller Company LLP's disclosures regarding Beard Miller Company LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with Beard Miller Company LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

         Audit Committee:
                  Richard L. Snyder - Chairman
                  Dr. Kenneth A. Phillips
                  John E. Marshall
                  Ralph A. Matergia

DIRECTOR NOMINATION PROCESS

     The Nominating Committee consists of Directors Ridd and Marshall, each of whom is independent within the meaning of the rules of The Nasdaq Stock Market. The Nominating Committee met one time during the year ended December 31, 2005. The Board of Directors has adopted a charter for the nominating committee which was included as an appendix to the proxy statement for the 2004 annual meeting of stockholders.

     The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Wayne Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

     To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be stockholders, should have the highest personal and professional integrity and should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, Directors are accessible to stockholders on an informal basis throughout the year and formally at the Annual Meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2005 annual meeting of stockholders.

--------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

     The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon. Each non-employee member of the Bank's Board of Directors receives a retainer of $1,675 per month. In addition, fees are paid for various committee meetings as follows: Trust Committee ($300); Audit Committee ($300);
Compensation Committee ($300); and Loan Committee ($300). For the fiscal year ended December 31, 2005, fees paid to all directors totaled approximately $180,000, all of which were paid by the Bank.

     Under the terms of the 1999 Directors Stock Compensation Plan, stock options were awarded to non- employee directors in December of each year in amounts determined by a committee of non-employee directors. The exercise price of such options was in each case equal to the fair market value of the underlying Common Stock on the date of grant. A total of 26,400 shares of Common Stock were reserved under the Plan, all of which have now been awarded.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned during each of the last three fiscal years, by each person who served as the Company's chief executive officer during the last fiscal year and by each of the four most highly compensated executive officers whose salary and bonus exceeded $100,000 during the past fiscal year.

                                                                             LONG-TERM
                                                    ANNUAL                  COMPENSATION
                                                 COMPENSATION                  AWARDS
                                    -------------------------------------  --------------
                                                                             SECURITIES
     NAME AND                                                                UNDERLYING     ALL OTHER
PRINCIPAL POSITION                  YEAR        SALARY           BONUS       OPTIONS(1)    COMPENSATION
------------------                  ----        ------           -----       -----------   ------------
William W. Davis, Jr.               2005         $217,500        $60,000           -       $72,940 (2)
President and Chief                 2004          209,000         50,000       4,000        73,213
  Executive Officer                 2003          202,000         45,000       4,000        72,944

Lewis J. Critelli                   2005          141,500         40,000           -        30,457 (3)
Executive Vice President            2004          136,500         36,000       3,000        30,487
  and Chief Financial Officer       2003          133,000         32,500       3,000        29,598

Edward C. Kasper                    2005          110,500         30,000           -        34,054 (4)
Senior Vice President               2004          107,500         27,500       2,500        34,202
                                    2003          104,500         25,000       2,500        34,208

Joseph A. Kneller                   2005           96,500         12,000           -        23,040 (5)
Senior Vice President               2004           95,000         11,000       1,500        23,237
                                    2003           93,500         10,000       1,500        22,914

John H. Sanders                     2005           97,000         11,000           -        17,830 (6)
Senior Vice President               2004           94,500         10,000       1,500        17,892
                                    2003           92,000          8,000       1,500        17,366

_______________
(1)      See "-- Stock Awards."
(2) Includes $46,681 related to an accrual under the salary continuation plan; 1,285 shares of Common Stock allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2005 of $41,441); and $12,214 in Bank matching funds for his account in the 401(k) retirement plan.
(3) Includes $10,184 related to an accrual under the salary continuation plan; 1,078 shares of Common Stock allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2005 of $34,766) and $8,490 in Company matching funds for his account in the 401(k) retirement plan.
(4) Includes $18,199 related to an accrual under the salary continuation plan; 844 shares allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2005 of $27,219); and $6,630 in Company matching funds for his account in the 401(k) retirement plan.
(5) Includes $10,178 related to an accrual under the salary continuation plan; approximately 647 shares of Common Stock scheduled to be allocated under the ESOP at an average cost basis of $10.93 per share (such shares had an aggregate market value at December 31, 2005 of $20,866); and $5,790 in Company matching funds for his account in the 401(k) retirement plan.
(6) Includes $4,840 related to an accrual under the salary continuation plan; approximately 656 shares of Common Stock scheduled to be allocated under the ESOP at an average cost basis of $10.93 per share (such shares had an aggregate market value at December 31, 2005 of $21,156); and $5,820 in Company matching funds for his account in the 401(k) retirement plan.

OTHER BENEFITS

     EMPLOYMENT  AGREEMENTS.   The  Company  and  the  Bank  have  entered  into
three-year employment agreements with Messrs. Davis and Critelli. Under the Agreements, Mr. Davis's and Mr. Critelli's employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Messrs. Davis and Critelli without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the Agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to three times the five-year average of his annual compensation minus $1.00. In the event of a change in control of the Company or Bank at December 31, 2005, Messrs. Davis and Critelli would have been entitled to an aggregate lump-sum payment of approximately $610,000 and $400,000, respectively.

     SALARY CONTINUATION PLAN. The Bank has entered into salary continuation agreements with Messrs. Davis, Critelli, Kasper, Kneller and Sanders (the "Executives"). The agreements provide that upon termination of employment on or after reaching the age of 62, the Executives will be entitled to maximum annual retirement benefits equal to $46,000, $61,000, $29,000, $14,000 and $24,000, respectively, payable for 15 years. These amounts are adjusted for early retirement. The Executives are not entitled to such benefits in the event they are terminated for cause. On a change of control of the Company, the Company will pay the annual benefit to the Executives in 12 equal monthly installments payable on the first day of each month commencing with the month following attaining age 62 and continuing for 179 additional months. As of December 31, 2005, Messrs. Davis, Critelli, Kasper, Kneller and Sanders had accrued salary continuation plan benefits of approximately $359,000, $78,000, $140,000, $78,000 and $37,000, respectively, and such benefits were vested for such Executives.

     SEVERANCE AGREEMENTS. The Bank has entered into change-in-control severance agreements with Messrs. Kasper, Kneller and Sanders. The severance agreements have terms of three years, renewable annually, and severance protection upon a termination of employment following a change in control of the Bank, with such payment equaling two times the current annual compensation of Messrs. Kasper, Kneller and Sanders. In the event of a change of control at December 31, 2005, Messrs. Kasper, Kneller and Sanders would have been entitled to lump sum payments of approximately $221,000, $193,000 and $194,000, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consisted of Directors Ridd and Marshall at December 31, 2005. Director Ridd is Chairman of the Board of the Company and the Bank, serves as Chairman of the Compensation Committee, and was President and Chief Executive Officer of the Bank until May 1993. Members of the Compensation Committee are non-employee directors of the Company and the Bank. No member of the Committee or any other director is, or was during 2005, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2005, a member of the board of directors or a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2005 REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and all other Executive Officers. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the Company to retain key executives.

     The Committee determines executive base salaries by level of responsibility, individual contribution to the Company and the Company performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing the individual's performance as well as the Company's performance. Using a similar process, the Committee makes recommendations to the Board of Directors regarding the President and Chief Executive Officer base salary.

     During the year ended December 31, 2005, William W. Davis, Jr., President and Chief Executive Officer received an increase in his base salary from $217,500 to $226,000 due to his continued leadership in the management of the Company and the Bank. Additionally, Mr. Davis was awarded stock options pending stockholder approval of the Norwood Financial Corp. 2006 Stock Option Plan. In making its compensation determinations, the Committee considers the annual compensation paid to presidents and chief executive officers of publicly owned financial institutions nationally, in the Commonwealth of Pennsylvania and surrounding Northeastern states with assets of between $250 million and $500 million and the job performance of such individual as determined by the Committee or the Board of Directors.

         Compensation Committee:
                  Russell L. Ridd - Chairman
                  John E. Marshall
                  Charles E. Case

     STOCK AWARDS. The following tables set forth information with respect to options to purchase the Common Stock exercised by the named executive officers during fiscal 2005 and the net realizable value of options held by them as of the end of the fiscal year. No stock appreciation rights have been granted to the named executive officers. No stock options were granted to the named executive officers during fiscal 2005.

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                               FY-END OPTION VALUES


                                                                  NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                            SHARES                             OPTIONS AT FISCAL YEAR END          AT FISCAL YEAR-END
                          ACQUIRED ON         VALUE            -------------------------     ---------------------------
           NAME            EXERCISE          REALIZED          EXERCISABLE UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
William W. Davis, Jr.        1,200           $24,166             29,293          --          $371,088 (1)    $      --
Lewis J. Critelli            2,610            57,211             30,750          --           465,938 (2)           --
Edward C. Kasper               --                 --             22,250          --           321,583 (3)           --
Joseph A. Kneller              --                 --              3,000          --            11,775 (4)           --
John H. Sanders                --                 --             12,000          --           151,913 (5)           --

_____________
(1) Based upon an exercise price per share of: $11.42 for 2,543 options; $16.00 for 6,000 options; $14.83 for 4,500 options; $17.83 for 4,500 options; $20.00 for 3,750 options; $25.15 for 4,000 options; and $31.50 for 4,000 options. The closing stock price on December 31, 2005 was $32.25.
(2) Based upon an exercise price per share of: $10.96 for 2,250 options; $11.42 for 6,000 options; $16.00 for 4,500 options; $14.83 for 3,000 options; $10.88 for 3,000 options; $17.83 for 3,000 options; $20.00 for 3,000 options; $25.15 for 3,000 options; and $31.50 for 3,000 options. The closing stock price on December 31, 2005 was $32.25.
(3) Based upon an exercise price per share of: $11.42 for 4,500 options, $16.00 for 3,750 options, $14.83 for 2,250 options; $10.88 for 2,250 options; $17.83 for 2,250 options; $20.00 for 2,250 options; $25.15 for 2,500 options; and $31.50 for 2,500 options. The closing stock price on December 31, 2005 was $32.25.
(4) Based upon an exercise price of $25.15 for 1,500 options and $31.50 for 1,500 options. The closing stock price on December 31, 2005 was $32.25.
(5) Based upon an exercise price of: $16.00 for 3,750 options, $14.83 for 2,250 options; $17.83 for 1,500 options; $20.00 for 1,500 options; $25.15 for
     1,500 options; and $31.50 for 1,500 options. The closing stock price on December 31, 2005 was $32.25.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on December 31, 2000 and the reinvestment of dividends paid. The graph provides comparison at December 31, 2000 and each fiscal year through December 31, 2005.


                     COMPARISON OF CUMULATIVE TOTAL RETURN

[Line graph appears here showing 5-year cumulative total return on $1,000 invested in the Common Stock compared to cumulative total returns on $1,000 invested in the Nasdaq Bank Index and Nasdaq Index, respectively. Line graph starts at December 31, 2000 and shows the cumulative total returns at December 31, 2001, 2002, 2003, 2004 and 2005. Plot points are shown below]


                                     12/31/00($)    12/31/01($)    12/31/02($)     12/31/03($)    12/31/04($)     12/31/05($)
----------------------------------------------------------------------------------------------------------------------------
Norwood Financial Corp.                1,000           1,570          1,848           2,429          3,458           3,226
----------------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index                 1,000             793            548             820            892             911
----------------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index                 1,000           1,083          1,108           1,426          1,632           1,594
----------------------------------------------------------------------------------------------------------------------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                            PROPOSAL 2 -- APPROVAL OF
                 NORWOOD FINANCIAL CORP. 2006 STOCK OPTION PLAN
--------------------------------------------------------------------------------

     GENERAL. The Board of Directors has adopted the Norwood Financial Corp. 2006 Stock Option Plan (the "Plan"), subject to approval by the Company's stockholders. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Plan which is attached hereto as Appendix A.

     ADMINISTRATION. The Board of Directors of the Company or an administrative committee comprised of not less than two non-employee directors will administer the Plan. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the Exchange Act. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

     The Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

     o    select the individuals to receive Awards under the Plan;

     o determine the type, number, vesting requirements and other features and conditions of individual Awards;

     o interpret the Plan and Award Agreements issued with respect to individual Awards; and

     o    make all other decisions related to the operation of the Plan.

     Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee.

     ELIGIBILITY. Subject to the terms of the Plan, officers, employees and outside directors of the Company, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

     SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan is 250,000 shares. No individual will receive Awards totaling more than 20% of the total shares authorized under the Plan, and awards to outside directors of the Company shall not exceed 40,000 shares in the aggregate. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan.

     AWARDS. The Plan authorizes grants of Stock Options to acquire shares of Common Stock.

     STOCK OPTION AWARDS. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, "Fair Market Value" means the closing sales price reported on The Nasdaq Stock Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Stock Option granted hereunder which are not inconsistent with the terms of the Plan. If such Stock Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See "Federal Income Tax Treatment of Awards under the Plan" below).

     No shares of Common Stock may be issued upon the exercise of a Stock Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of a Stock Option by an optionee (or the optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

     Pursuant to the terms of the Plan, Non-Statutory Stock Options (options not intended to comply with the requirements if Section 422 of the Internal Revenue
Code) to purchase shares of Common Stock as detailed below will be granted to each outside director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Stock Options may be granted to newly appointed or elected outside directors within the sole discretion of the Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Stock Options granted to outside directors on the Effective Date will be first exercisable on the one year anniversary of the date of the grant. Stock Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Stock Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Stock Options become immediately exercisable in the event of a Change in Control of the Company or the Bank.

     VESTING OF AWARDS. Generally, Awards under the Plan will vest and be exercisable as of the one year anniversary of such date of grant. The Company may, however, modify such vesting schedule with respect to specific Awards or provide for the acceleration of such vesting schedule.

     AWARD PAYOUTS. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

     EFFECT OF TERMINATION OF SERVICE ON AWARDS. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of the granting of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Stock Option).

     EFFECT OF DEATH OR DISABILITY ON AWARDS. Generally, the Committee will determine the impact of death or disability upon an Award at the time of the granting of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee's death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

SPECIFIC BENEFITS UNDER THE PLAN

     The table below presents information related to Stock Option Awards expected to be granted upon stockholder approval of the Plan. No Stock Options are expected to be awarded to any associates of directors, nominees or executive officers. No person is expected to receive awards of 5% or more of the Stock Options authorized under the Plan at this time.

                                                                                       NUMBER OF AWARDS
  NAME AND POSITION                                                                    TO BE GRANTED (1)
  -----------------                                                                    -----------------
  William W. Davis, Jr., President and Chief Executive Officer +                              4,000
  Lewis J. Critelli, Executive Vice President and Chief Financial Officer                     3,000
  Edward C. Kasper, Senior Vice President                                                     2,000
  Joseph A. Kneller, Senior Vice President                                                    1,500
  John H. Sanders, Senior Vice President                                                      1,500
  John E. Marshall, Director +                                                                  500
  Russell L. Ridd, Director                                                                     500
  Richard L. Snyder, Director                                                                   500
  Ralph A. Matergia, Director                                                                   500
  Daniel J. O'Neill, Director                                                                   500
  Dr. Kenneth A. Phillips, Director                                                             500
  Gary P. Rickard, Director                                                                     500
  All executive officers as a group (5 persons)                                              12,000
  All current directors who are not executive officers as a group (7 persons)                 3,500
  All employees, including current officers, who are not executive
    officers as a group (8 persons)                                                           8,500

______________
  +      Nominee for election as a director.
  (1) All Awards presented herein shall be 100% vested on the one year anniversary of the date of the Award. All Awards shall become immediately 100% vested upon Death or Ddisability of the Optionee or Change in Control of the Company or the Bank (as defined in the Plan). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

     ACCELERATION OF AWARDS. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term.

     For the purposes of the Plan, "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates;
(ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Pennsylvania Department of Banking or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 19.9% of the outstanding voting securities of the Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     The power of the Committee to accelerate the exercise of Stock Options and the immediate exercisability of Stock Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Stock Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Stock Options and canceling Stock Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Stock Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Stock Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Stock Options available to new management of the Company.

     Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Stock Options could choose to exercise such Stock Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Stock Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Stock Options could increase the cost of an acquisition by a potential acquiror.

     ADJUSTMENTS. As is customary in equity incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding Awards as well as the exercise or purchase prices of Awards, are subject to proportional adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or similar events that change the number or kind of shares outstanding, as well as in the case of extraordinary dividends or distributions of property to the stockholders. In the event of such an adjustment as described above, the Committee may, if it deems it appropriate and equitable under the circumstances, make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

     TRANSFER RESTRICTIONS. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of a Stock Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes.

     AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Stock Options and any material amendments to the Plan shall be subject to a ratification vote by the Company's stockholders.

     The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Awards as permitted by the Plan, however, the Board has determined that the implementation of such Plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE PLAN

     The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

     NONSTATUTORY STOCK OPTIONS. The optionee generally recognizes taxable income in an amount equal to the difference between the Stock Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

     INCENTIVE STOCK OPTIONS. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Stock Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

     In accordance with Section 162(m) of the Internal Revenue Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Stock Options under the Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Stock Options would not be limited by Section 162(m) of the Internal Revenue Code.

     ACCOUNTING TREATMENT. Common Stock issuable pursuant to outstanding Stock Options under the Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis. The Company will be required to recognize compensation expense related to stock options outstanding based upon the fair value of such awards at the date of grant over the period that such awards are earned. As such, upon stockholder approval of the Plan, the Company will recognize a financial reporting expense related to Awards granted for the fiscal reporting period including the date of such stockholder approval and for subsequent periods as such Awards are vested.

     POSSIBLE DILUTIVE EFFECTS OF THE PLAN. The Common Stock to be issued upon the exercise of Stock Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Stock Options, the Company delivers newly issued shares of Common Stock (i.e., 250,000 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 8.6%. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Stock Options.

STOCKHOLDER APPROVAL

     Stockholder approval of the Plan is being sought in accordance with the listing standards of The Nasdaq Stock Market. Additional purposes of requesting stockholder approval of the Plan are to permit the Stock Options to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Internal Revenue Code. Additionally, shareholder approval of the Plan will enable recipients of Stock Options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

     In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes cast on the matter.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NORWOOD FINANCIAL CORP. 2006 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding the benefits expected to be received under the 2006 Option Plan.

                                                                     2006 OPTION PLAN
                                                              ---------------------------
                                                              DOLLAR            NUMBER
         NAME AND POSITION                                    VALUE (1)         OF UNITS
         -----------------                                    ---------         --------
         William W. Davis, Jr.                                $    --             4,000
           President and Chief
           Executive Officer

         Lewis J. Critelli                                         --             3,000
           Executive Vice President
           and Chief Financial Officer

         Edward C. Kasper                                          --             2,000
           Senior Vice President

         Joseph A. Kneller                                         --             1,500
           Senior Vice President

         John H. Sanders                                           --             1,500
           Senior Vice President

         Executive Group                                           --            12,000

         Non-Executive Director Group                              --             3,500

         Non-Executive Officer Employee Group                      --             8,500

-------------
(1) The exercise price of such Stock Options will equal the Fair Market Value of the underlying Common Stock on the date of award. Thus, on the date of stockholder approval, the Options have no value for the recipient. The value of the Stock Options will equal the difference between the exercise price of such Stock Options and the market price of the Common Stock on the date of exercise of a Stock Option. Accordingly, the value to the recipient is not determinable until the Stock Option is exercised.

--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

                                                 (a)                     (b)                  (c)
                                                                                           NUMBER OF SECURITIES
                                              NUMBER OF                WEIGHTED-         REMAINING AVAILABLE FOR
                                          SECURITIES TO BE          AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                             ISSUED UPON          PRICE OF OUTSTANDING     EQUITY COMPENSATION
                                             EXERCISE OF            OPTIONS, WARRANTS        PLANS (EXCLUDING
                                        OUTSTANDING OPTIONS,           AND RIGHTS         SECURITIES REFLECTED
                                         WARRANTS AND RIGHTS      ------------------         IN COLUMN (a))
                                         -------------------                                --------------
Equity compensation plans
  approved by security holders:
    Stock Option Plan . . . . . . . . .         124,543                  $19.47                --
Equity compensation plans
  not approved by security holders:
    1999 Director Stock
    Compensation Plan . . . . . . . . .           9,072                   17.99                --
                                                -------                   -----                --

     TOTAL                                      133,615                  $19.37                --
                                                =======                  ======                ==

--------------------------------------------------------------------------------
      PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     Beard Miller Company LLP was the Company's independent public accountants for the 2005 fiscal year. The Board of Directors has appointed Beard Miller Company LLP to be its accountants for the fiscal year ending December 31, 2006, subject to ratification by the Company's stockholders. The engagement of Beard Miller Company LLP was approved in advance by the Audit Committee. A representative of Beard Miller Company LLP is expected to be available at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     AUDIT FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2005 and 2004 were $76,980 and $72,545, respectively.

     AUDIT RELATED FEES. The aggregate fees billed by Beard Miller Company LLP for assurance and related services related to the performance of the employee benefit plan audits and services in connection with the Company's Sarbanes-Oxley compliance for the years ended December 31, 2005 and 2004 were $18,386 and $7,287, respectively.

     TAX FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for preparation of state and federal tax returns and other tax matters for the years ended December 31, 2005 and 2004 were $9,957 and $9,997, respectively.

     ALL OTHER FEES. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2005 and 2004 were $0 and $458, respectively.

     The Audit Committee has not adopted any pre-approval policies and procedures for audit and non- audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

     Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 2006 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2007, all stockholder proposals must be submitted to the Secretary at the Company's office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 23, 2006. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2007 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 25, 2007.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.


--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2005 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORWOOD FINANCIAL CORP., 717 MAIN STREET, HONESDALE, PENNSYLVANIA 18431.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Marshall

                                          JOHN E. MARSHALL
                                          SECRETARY
Honesdale, Pennsylvania
March 22, 2006

                                                                      APPENDIX A

                             NORWOOD FINANCIAL CORP.
                             2006 STOCK OPTION PLAN

1.       PURPOSE OF PLAN.

The purpose of this 2006 Stock Option Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of Norwood Financial Corp., and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability.

2.       DEFINITIONS.

"AFFILIATE" means any "PARENT CORPORATION" or "SUBSIDIARY CORPORATION" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code, including the Bank.

"AWARD" means Stock Options, as set forth in Section 6 of the Plan.

"BANK" means Wayne Bank, and any successors thereto.

"BENEFICIARY" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such
Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

"BOARD OF DIRECTORS" means the board of directors of the Company.

"CAUSE" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

"CHANGE IN CONTROL" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Pennsylvania Department of Banking, the Federal Reserve Board or other applicable banking regulatory agency ("Regulators") or regulations promulgated by such Regulators; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 19.9% of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

"COMMON STOCK" means the common stock of the Company.

"COMPANY" means Norwood Financial Corp., and any successor entity or any future parent corporation of the Bank.

"DIRECTOR" means a person serving as a member of the Board of Directors of the Company from time to time.

"DIRECTOR EMERITUS" means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

"DISABILITY" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or its Affiliates in his or her then current capacity as determined by the Committee.

"EFFECTIVE DATE" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

"ELIGIBLE PARTICIPANT" means an Employee or Outside Director who may receive an Award under the Plan.

"EMPLOYEE" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXERCISE PRICE" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

"FAIR MARKET VALUE" means the closing sales price reported on the Nasdaq National Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

"INCENTIVE STOCK OPTION" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

"NON-STATUTORY STOCK OPTION" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

"OPTION" or "STOCK OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

"OUTSIDE DIRECTOR" means a member of the Board of Directors of the Company who is not also an Employee.

"PARENT" means any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

"PARTICIPANT" means an individual who is granted an Award pursuant to the terms of the Plan.

"PLAN" means this Norwood Financial Corp. 2006 Stock Option Plan.

3.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of
          Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange
          Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of this subparagraph (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (b)  Subject to paragraph (a) of this Section 3, the Committee shall:

          (i) select the individuals who are to receive grants of Awards under the Plan;

          (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

          (iii) interpret the Plan and Award Agreements (as defined below); and

          (iv)  make all other decisions related to the operation of the Plan.

     (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

          (i)  the type of Award granted;

          (ii) the Exercise Price for any Option;

          (iii) the number of shares or rights subject to the Award;

          (iv) the expiration date of the Award;

          (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

          (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

     The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

     (d)  Six  Month  Holding  Period.  Subject  to  vesting  requirements,   if
          applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.   ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1 Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company and any shares of Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 250,000 shares. The following limits also apply with respect to Awards granted under this Plan:

     (a) The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan to Outside Directors in the aggregate shall be 40,000 shares of Common Stock.

     (b) The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan to any one individual shall not exceed 50,000 shares of Common Stock.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.   AWARDS.

6.1 Stock Options. Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options, either Incentive Stock Options and/or Non-Statutory Stock Options.

     (a) The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

          (i) EXERCISE PRICE. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

          (ii) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

          (iii) NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a)(iii), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

               (1) to a revocable INTER VIVOS trust, as to which an individual is both settlor and trustee;

               (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                         For  purposes of this Section 6.1,  "Immediate  Family"
                    includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

          (iv) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

               (1)  If an Employee owns or is treated as owning, for purposes of
                    Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

               (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

               (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

               (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten
                    (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

               (5) Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

          (v)  OPTION AWARDS TO OUTSIDE DIRECTORS. Subject to the limitations of
               Section 5.2(a), Non-Statutory Stock Options to purchase Five Hundred (500) shares of Common Stock will be granted to each Outside Director of the Company as of the Effective Date, at an Exercise

               Price equal to the Fair Market Value of the Common Stock on such date of grant. Additionally, Non-Statutory Stock Options may be granted on an annual basis, at a date established by the Committee, to each Outside Director of the Company for each of the next nine years, at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. Such Options will be first exercisable as of the one year anniversary of the respective date of grant. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the
               Director's   death,   such   Options  may  be  exercised  by  the
               Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

6.2 Award Payouts.  Awards may be paid out in the form of cash, Common Stock, or
combinations   thereof  as  the  Committee  shall   determine,   and  with  such
restrictions as it may impose.

6.3 Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

     (a) cash, check payable to the order of the Company, or electronic funds transfer;

     (b)  the delivery of previously owned shares of Common Stock; or

     (c) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award

Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4      Limitations on Awards.

     (a) Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable at the rate of 100% of such Award on the one year anniversary of the date of grant during such periods of service as an Employee, Director or Director Emeritus.

7.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, INTER ALIA, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

     (a) Termination of Employment. In the event that any Participant's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant's Incentive Stock Options, and all of any such Participant's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

     (b) Disability. In the event that any Participant's employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

     (c) Death. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the
          Participant's Beneficiary or the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this
          Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only
          unsatisfied   condition
          precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.       ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

8.1 Adjustments. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

     (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

     (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock

Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and exercisable and remain exercisable for its remaining term.

8.5 Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options with respect to previously granted Awards.

9.       MISCELLANEOUS PROVISIONS.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any

Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

     (a) require the Participant (or the Participant's personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

     (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

     (c) in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

9.6 Effective Date, Termination and Suspension, Amendments.

     (a) This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company ("Approval Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

     (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

     (c) Stockholder Approval. Stockholder approval of such Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company. Any material amendment to the Plan deemed to require a ratification vote of stockholders shall be ratified by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this
          Section 9.6.

9.7      Governing Law; Compliance with Regulations; Construction; Severability.

     (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the Commonwealth of Pennsylvania to the extent not preempted by Federal law.

     (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (c) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to
          Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

     (d) Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

     (e) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

     (f) As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

     (g) Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option.

          Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10 Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted thereunder. If a Director or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

                                     NORWOOD
                             FINANCIAL CORP. [LOGO]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

                -------------------------------------------------
                                  PROXY VOTING

                      COMPLETE BOTH SIDES OF THIS PROXY AND
                       RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606
                -------------------------------------------------

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 21, 2006 and a 2005 Annual Report to Stockholders.

                                        ----------------------------------------
                                                        NORWOOD
                                                        -------
COMMON                                              Financial Corp.

Signature:  ______________________       If you plan to personally attend the
                                         Annual Meeting of Stockholders,  please
                                         check the box below and list names of
Signature:  ______________________       attendees on reverse side.

                                         Return this stub in the enclosed
                                         envelope with your completed proxy
                                         card.

Date:  ______________________, 2006      I/We do plan to attend              [_]
                                         the Annual Meeting.
                                                                          COMMON
                                        ----------------------------------------


Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                            NORWOOD FINANCIAL CORP.
                 Annual Meeting of Stockholders, April 25, 2006           COMMON
--------------------------------------------------------------------------------

The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2006, at 11:00 a.m. local time and at any and all adjournments thereof, as follows:

                                                                                FOR     WITHHELD   FOR EXCEPT
        1.      The election as director of all nominees listed below:
                01  William W. Davis, Jr.                                       [  ]      [  ]      [  ]
                02  John E. Marshall

                INSTRUCTIONS:  To withhold your vote for any individual nominees, mark FOR EXCEPT and insert that nominee's name on the line provided below.

                _____________________________________________________________________

                                                                                FOR     AGAINST    ABSTAIN
        2.      Approval of the Norwood Financial Corp. 2006 Stock              [  ]     [  ]       [  ]
                Option Plan.

                                                                                FOR     AGAINST    ABSTAIN
        3.      To ratify the appointment of Beard Miller Company LLP as        [  ]     [  ]       [  ]
                independent accountants for the Company for the fiscal year ending December 31, 2006.

                In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                The Board of Directors recommends a vote "FOR" each of the above propositions.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                     NORWOOD
                                 FINANCIAL CORP.
                                 ---------------

                          ESOP VOTING INSTRUCTION FORM

              Please complete both sides, date, sign and mail the
         detached proxy card in the enclosed postage-prepaid envelope.
              DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

V   A
O   B
T   O                                                                                       NORWOOD
E   V                                                                                   --------------
R   E                                                                                   FINANICAL CORP.

C   N                                                                                   If you plan to personally attend the
O   A                                                                                   Annual Meeting of Stockholders, please
N   M                                                                                   check the box below and list names of
T   E                                                                                   attendees on reverse side.
R
O   H                                                                                   Return this stub in the enclosed
L   E                                                                                   envelope with your completed proxy
    R                                                                                   card.
N   E
U
M                                                                                       I/We do plan to attend  [_]
B                                                     ESOP                              the Annual Meeting
E                                                     Signature ________________
R                                                     Signature ________________
                                                      Date _______________, 2006                                            ESOP

Please sign exactly as your name appears above, When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
                            NORWOOD FINANCIAL CORP.
                 Annual Meeting of Stockholders, April 25, 2006             ESOP
--------------------------------------------------------------------------------

The undersigned hereby instructs the Trustees of the Wayne Bank Employee Stock Ownership Plan and Trust ("ESOP") to vote, as designated below, all the shares of Common Stock of Norwood Financial Corp. ("Company") allocated to the undesigned pursuant to the ESOP as of March 17, 2006, at the Annual Meeting of Stockholders to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2006, at 11:00 a.m. local time, and at any an all adjournments thereof. In the following manner.

                                                                                FOR     WITHHELD   FOR EXCEPT
        1.      The election as director of all nominees listed below:
                01  William W. Davis, Jr.                                       [  ]      [  ]      [  ]
                02  John E. Marshall

                INSTRUCTIONS:  To withhold your vote for any
                               individual nominees, mark FOR EXCEPT and
                               insert that nominee's name on the line provided below.

                _____________________________________________________________________

                                                                                FOR     AGAINST    ABSTAIN
        2.      Approval of the Norwood Financial Corp. 2006 Stock              [  ]     [  ]       [  ]
                Option Plan.

                                                                                FOR     AGAINST    ABSTAIN
        3.      To ratify the appointment of Beard Miller Company LLP as        [  ]     [  ]       [  ]
                independent accountants for the Company for the fiscal year ending December 31, 2006.

                The Board of Directors recommends a vote "FOR" each of the above propositions.

Dated: _________________, 2006          ________________________________________
                                                Signature

If you return this card properly signed, but you do not otherwise specify, shares will be voted "FOR" the above listed nominees and proposals. If you do not return this card, your shares will be voted by the Trustee in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees.